SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C. 20549



                            FORM 8-K CURRENT REPORT



  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



      Date of Report (date of earliest event reported): January 28, 2000



                         FRANKLIN SELECT REALTY TRUST
            (Exact Name of Registrant as Specified in its Charter)


      CALIFORNIA               1-12708               94-3095938
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    State or other      Commission File Number      IRS Employer
    jurisdiction of                            Identification Number
     incorporation



                777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
              (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (650) 312-3000


ITEM 5. OTHER EVENTS.


On January 25, 2000, Franklin Select Realty Trust issued the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

        99.1 Press Release.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned heretofore duly authorized.

Dated: January 28, 2000


                          FRANKLIN SELECT REALTY TRUST


                        By: /s/  David P. Goss
                                 David P. Goss President





                                 EXHIBIT INDEX





EXHIBIT NO.               DESCRIPTION

99.1                 Press Release.





EXHIBIT 99.1

Route To:       Business Wire Bay Area Circuit including Minimum Disclosure,
Analyst Wires and Databases

FROM:           Franklin Properties, Inc.
                Tel: (650) 312-5824
                Internet:  http:/www.frk.com/properties
                Contact: David Goss
----------------------------------------------------------------------
                             FOR IMMEDIATE RELEASE

                         FRANKLIN SELECT REALTY TRUST
                 ANNOUNCES SHAREHOLDER APPROVAL OF ASSET SALE
                            AND PLAN OF LIQUIDATION

      SAN MATEO, CALIFORNIA, January 25, 2000 -- FRANKLIN SELECT REALTY TRUST (the "Company") (AMEX:FSN) announced that at a special meeting of shareholders held today, shareholders approved proposals to sell all of the Company's real estate assets to Value Enhancement Fund III, LLC, and to grant authorization to the Company's Board of Directors for the subsequent liquidation, winding up and dissolution of the Company.

      The Company expects to proceed to close the sale of its real estate assets to the Value Enhancement Fund III, LLC within the next month. When the asset sale closes, the Company will declare a record date for the initial distribution of $7.11 per share. Under applicable AMEX regulations, the AMEX will act to suspend trading in the Company's shares beginning on the next business day after the record date for the initial distribution and to subsequently delist the Company's shares. Accordingly the Company does not expect that any trading market for the Company's shares will exist after the record date for the initial distribution. It is expected that shareholders of record for the initial distribution will also receive a final liquidating distribution toward the end of the year.

      In a separate action, the Company reported that it acted to terminate the Dividend Reinvestment Program ("DRP") pursuant to its terms effective immediately. Within the next two weeks, participants in the DRP should receive a certificate for the whole share balance of their account and a check for any fractional share balance from ChaseMellon Shareholder Services
("CMSS"), the Company's transfer agent.   Any questions concerning the
termination of the DRP should be directed to CMSS at (800-851-4217).

      Franklin Select Realty Trust is a publicly traded equity REIT advised by Franklin Properties Inc., a wholly-owned subsidiary of Franklin Resources, Inc. (NYSE:BEN). Franklin's headquarters are located at 777 Mariners Island Blvd., San Mateo, CA 94404.

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